Q2 and First Half 2017 Results 1 August 2017

SAFE HARBOR STATEMENT 2 Forward Looking Statements In addition to historical information, this earnings presentation contains "forward-looking" statements that reflect management's expectations for the future. A variety of important factors could cause results to differ materially from such statements.. These factors are noted throughout GAIN Capital's annual report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on March 15, 2017, and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, evolving industry regulations, errors or malfunctions in GAIN Capital’s systems or technology, rapid changes in technology, effects of inflation, customer trading patterns, the success of our products and service offerings, our ability to continue to innovate and meet the demands of our customers for new or enhanced products, our ability to successfully integrate assets and companies we have acquired, our ability to effectively compete, changes in tax policy or accounting rules, fluctuations in foreign exchange rates and commodity prices, adverse changes or volatility in interest rates, as well as general economic, business, credit and financial market conditions, internationally or nationally, and our ability to continue paying a quarterly dividend in light of future financial performance and financing needs. The forward-looking statements included herein represent GAIN Capital’s views as of the date of this release. GAIN Capital undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law. Non-GAAP Financial Measures This presentation contains various non-GAAP financial measures, including adjusted EBITDA, adjusted net income, adjusted EPS and various “pro forma” non-GAAP measures. These non-GAAP financial measures have certain limitations, including that they do not have a standardized meaning and, therefore, our definitions may be different from similar non-GAAP financial measures used by other companies and/or analysts. Thus, it may be more difficult to compare our financial performance to that of other companies. We believe our reporting of these non-GAAP financial measures assists investors in evaluating our historical and expected operating performance. However, because these are not measures of financial performance calculated in accordance with GAAP, such measures should be considered in addition to, but not as a substitute for, other measures of our financial performance reported in accordance with GAAP, such as net income.

SECOND QUARTER AND FIRST HALF 2017 REVIEW 3 • Q2 2017 GAAP net income of $13.9 million; GAAP EPS of $0.31 • Adjusted EPS of $0.25, compared to $0.27 in Q2 2016 • Adjusted EBITDA and margins remained stable year-over-year due to cost reductions, despite a decrease in revenue for the same period • Q2 operating expenses decreased 11% year-over-year; 12% decrease for the first half of 2017 • Remain on target for $15 million in fixed cost savings in 2017 and $20 million run rate for 2018 • Revenue per million of $122, in line with Q2 2016 • Performance driven by widening of average trading ranges • TTM revenue per million of $106, in line with TTM ended Q2 2016 • Continued to return capital to investors via share buyback program • Repurchased 761,262 shares at an average share price of $6.24 in Q2 2017 • Approximately $15.1 million authorized and remaining for additional repurchases • Returned a total of $15.2 million to shareholders in the first half of 2017 through stock repurchases and dividends

BALANCED GROWTH STRATEGY: ORGANIC INITIATIVES, COMPLEMENTED BY STRATEGIC M&A 4 Strategic Acquisitions to Accelerate Growth • Focused on acquisition opportunities that would: • Expand our product set • Provide additional distribution channels • Expand our geographic reach and scale • Regulatory change and market dislocation continue to produce corporate development opportunities • Remain well-positioned to capitalize on opportunistic growth prospects Positioned to Invest in Organic Growth • Organic growth initiatives focused on client acquisition and retention • Grow share in markets where we operate • Introduce new products and services to diversify into new markets and new client bases • Focus on customer experience, including support, trading ideas and education

Expansion into Digital Advisory • Developing new products for clients seeking personalized trading advice • Innovative mobile-only trade signals app rolling out in Q4 ORGANIC GROWTH INITIATIVES PROGRESS UNDERWAY 5 Investing in product enhancements and marketing to drive increased client retention and acquisition Redesigned Trading Experience • New City Index UK & FOREX.com UK website experiences launched • Upgrade of mobile trading apps in early June • FOREX.com Active Trader Program global rollout Automated and Streamlined Account Opening • Enhanced mobile application and onboarding process • New mobile funding options for APAC customers • Automated KYC checks for instantaneous approval Global, Cross-Brand Affiliate Marketing Program • Introduction of the pilot program in UK market in Q1 • Rolling out across other regions in Q3/Q4

Complement Our Existing Products and Services • Adding new business lines that are complementary to our core offerings • “Acqui-hire” transactions to add talent STRATEGIC ACQUISITIONS TO ACCELERATE GROWTH 6 We have a strong pipeline of M&A opportunities that are being reviewed, focused on achieving the following objectives Expand Our Product Set • Adding new products within existing business lines by partnering with start-ups or other fintech companies to leverage their innovation Provide Additional Distribution Channels • Accessing new platforms or other technology favored by select customer groups Expand Our Geographic Reach and Scale • Accessing markets where we do not have expertise, personnel or required regulatory permissions • Acquiring strong local brands

COST INITIATIVES TO DRIVE MARGIN ENHANCEMENT 7 • Remain on target for $15 million in fixed cost savings in 2017 and $20 million run rate for 2018 • Will continue to identify areas for savings over the next two years as we seek to further lower our operating expenses and grow margins • Targeting 35% adjusted EBITDA margin • Disciplined capital expenditures of $3 -$4 million per quarter These initiatives will generate significant additional free cash flow

Financial Review 8

GAIN CAPITAL

KEY FINANCIAL RESULTS & OPERATING METRICS

	3 Months Ended June 30,		First Half		% Change	
	2017	2016	2017	2016	Q2	First Half
As Reported						
Net Revenue	$98.1	$108.3	$157.6	$223.8	(9%)	(30%)
Operating Expenses	(71.6)	(80.7)	(144.5)	(164.5)	(11%)	(12%)
Adjusted EBITDA[1]	$26.5	$27.6	$13.1	$59.4	(4%)	(78%)
Adjusted EBITDA Margin %	*27%*	*26%*	*8%*	*27%*	*1 pts*	*(19 pts)*
Net Income/(Loss)	$13.9	$10.8	($4.9)	$19.2	29%	(126%)
Adjusted Net Income/(Loss)[2]	11.8	13.1	(6.8)	29.9	(10%)	(123%)
GAAP Diluted EPS	$0.31	$0.19	($0.08)	$0.36	63%	(122%)
Adjusted Diluted EPS[3]	$0.25	$0.27	($0.14)	$0.61	(7%)	(123%)
Operating Metrics[4]						
Retail OTC ADV (bns)	$9.9	$10.9	$9.7	$12.2	(9%)	(20%)
Institutional ADV (bns)	$13.2	$11.0	$14.1	$11.1		
ECN	11.0	8.1	11.3	8.2	36%	38%
Swap Dealer	2.2	2.9	2.8	2.9	(24%)	(3%)
Avg. Daily Futures Contracts	26,272	34,742	29,726	36,462	(24%)	(18%)

Note: Dollars in millions, except per share data. Columns may not add due to rounding.
(1) Adjusted EBITDA is a non-GAAP financial measure that represents our earnings before interest, taxes, depreciation, amortization and other one-time items. A reconciliation of net income/(loss) to adjusted EBITDA is available in the appendix to this presentation.
(2) Adjusted net income/(loss) is a non-GAAP financial measure that represents net income/(loss) excluding the impact of one-time items. A reconciliation of GAAP net income/(loss) to adjusted net income/(loss) is available in the appendix to this presentation.
(3) Adjusted EPS is a non-GAAP financial measure that represents net income/(loss) per share excluding the impact of one-time items. A reconciliation of GAAP EPS to adjusted EPS is available in the appendix to this presentation.
(4) Definitions for operating metrics are available in the appendix to this presentation.

9

GAIN CAPITAL

OPERATING SEGMENT RESULTS: RETAIL

Retail Financial & Operating Results					
	3 Months Ended June 30,		First Half		
	2017	2016	2017	2016	TTM 6/30/17
Trading Revenue	$79.1	$88.1	$118.0	$182.8	$265.9
Other Retail Revenue	1.5	1.3	2.7	3.3	5.0
Total Revenue	$80.6	$89.4	$120.7	$186.1	$270.9
Employee Comp & Ben	16.6	16.9	32.0	33.6	60.8
Marketing	7.2	6.5	16.1	12.7	31.1
Referral Fees	9.8	13.7	22.1	30.3	46.9
Other Operating Exp.	16.0	20.8	30.5	41.7	64.3
Segment Profit	**$30.9**	**$31.5**	**$20.0**	**$67.8**	**$67.8**
% Margin	*38%*	*35%*	*17%*	*36%*	*25%*
Operating Metrics					
ADV (bns)	$9.9	$10.9	$9.7	$12.2	$9.6
Active Accounts	134,120	135,369	134,120	135,369	134,120
Client Assets	$732.9	$641.3	$732.9	$641.3	$732.9
PnL/mm	$122	$124	$93	$116	$106

- Cost reduction strategy improving margins with Q2 2017 profit margin of 38%, up from 35% in Q2 2016, amid minimal change in profit
- Client assets increased 14% year-over-year, helped in part by the integration of FXCM accounts
- Q2 revenue per million of $122; TTM revenue per million of $106, in line with TTM ended Q2 2016
- Direct active accounts up 23% year-over-year
- Direct volume up 20% quarter-over-quarter and 11% year-over-year

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

10

GAIN | CAPITAL

OPERATING SEGMENT RESULTS: INSTITUTIONAL & FUTURES

Insitutional Financial & Operating Results

	3 Months Ended June 30, 2017	3 Months Ended June 30, 2016	First Half 2017	First Half 2016	TTM 6/30/17
ECN	$6.1	$5.3	$12.2	$10.1	$22.7
Swap Dealer	1.6	2.2	4.1	4.5	9.2
Total Revenue	$7.7	$7.5	$16.3	$14.6	$31.9
Employee Comp & Ben	3.6	3.5	7.6	6.7	15.3
Other Operating Exp.	2.9	2.6	6.2	5.0	11.6
Segment Profit	**$1.2**	**$1.4**	**$2.5**	**$2.9**	**$5.0**
% Margin	*16%*	*20%*	*15%*	*20%*	*16%*
Operating Metrics					
ECN ADV (bns)	$11.0	$8.1	$11.3	$8.2	$10.0
Swap Dealer ADV (bns)	2.2	$2.9	2.8	2.9	3.0

Futures Financial & Operating Results

	3 Months Ended June 30, 2017	3 Months Ended June 30, 2016	First Half 2017	First Half 2016	TTM 6/30/17
Revenue	$10.0	$12.9	$21.0	$25.1	$44.0
Employee Comp & Ben	2.5	3.1	5.0	6.1	10.9
Marketing	0.2	0.2	0.5	0.4	1.1
Referral Fees	3.5	3.9	7.6	8.0	15.3
Other Operating Exp.	3.2	3.9	7.0	7.9	13.9
Segment Profit	**$0.6**	**$1.8**	**$0.9**	**$2.7**	**$2.8**
% Margin	*6%*	*14%*	*4%*	*11%*	*6%*
Operating Metrics					
Avg. Daily Contracts	26,272	34,742	29,726	36,462	29,613
Active Accounts	7,885	8,822	7,885	8,822	7,885
Client Assets	$214.4	$419.5	$214.4	$419.5	$214.4
Revenue/Contract	$6.05	$5.80	$5.65	$5.51	$5.89

- Q2 ECN average daily volume increased 36% year-over-year, above the TTM average of $10 billion
- Swap dealer volume declined due to customer mix
- For ECN, we expect revenue capture rates to stabilize

- VIX declined year-over-year for both Q2 and first half of 2017
- Low fixed cost base:
  - H1 2017 expenses of $20.1 million down 10% from H1 2016
  - Q2 2017 expenses of $9.4 million down 15% from Q2 2016

Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding.

11

STRONG LIQUIDITY POSITION 12 Required Liquidity Reserves Strategic Acquisitions Quarterly Dividends Buyback Program Conservatively retain excess capital over regulatory requirements Obtained $50 million revolving credit facility Successfully integrated 10 acquisitions over the last 5 years Well positioned for future opportunities Quarterly dividend of $0.06 per share approved  Record date: September 12, 2017  Payment date: September 19, 2017 Repurchased 761,262 shares at an average share price of $6.24 in Q2 2017 Approximately $15.1 million authorized and remaining for additional repurchases 1. Liquidity table available in appendix to this presentation.

POSITIONED TO DELIVER LONG-TERM VALUE 13 Proven Leader in a Large, Attractive and Growing Market Optimized Capital Allocation to Drive Shareholder Value Future Growth Driven by Balanced Focus on Customer- Facing Technology Enhancements and Strategic M&A Highly Diverse and Scalable Business Model $

Appendix 14

GAIN CAPITAL

CONSOLIDATED STATEMENT OF OPERATIONS

	Three Months Ended June 30,		Six Months Ended June 30,	
	2017	2016	2017	2016
Revenue				
Retail revenue	$ 79.1	$ 88.1	$ 118.0	$ 183.1
Institutional revenue	7.4	7.2	15.8	13.9
Futures revenue	9.6	12.7	20.1	24.8
Interest & Other revenue	2.0	0.2	3.7	2.0
Net revenue	**$ 98.1**	**$ 108.3**	**$ 157.6**	**$ 223.8**
Expenses				
Employee compensation and benefits	26.3	26.6	50.5	53.0
Selling and marketing	7.5	6.8	16.8	13.2
Referral Fees	13.3	17.6	29.8	38.2
Trading expenses	7.2	7.8	15.2	16.2
General and administrative	17.2	21.9	32.2	43.9
Depreciation and amortization	8.7	7.4	16.3	14.5
One-Time Expenses	-	1.1	-	12.1
Total expenses	80.2	89.1	160.8	191.0
Operating profit/(loss)	**$ 17.8**	**$ 19.2**	**$ (3.2)**	**$ 32.8**
Interest expense on long term borrowings	2.7	2.6	5.4	5.2
Income/(loss) before income tax expense/(benefit)	**$ 15.1**	**$ 16.6**	**$ (8.5)**	**$ 27.7**
Income tax expense/(benefit)	1.0	5.0	(3.9)	7.4
Net income/(loss)	**$ 14.1**	**$ 11.6**	**$ (4.7)**	**$ 20.3**
Net income attributable to non-controlling interests	0.2	0.7	0.2	1.1
Net income/(loss) applicable to Gain Capital Holdings Inc.	**$ 13.9**	**$ 10.8**	**$ (4.9)**	**$ 19.2**
Earnings/(loss) per common share(1)				
Basic	$0.31	$0.19	($0.08)	$0.36
Diluted	$0.31	$0.19	($0.08)	$0.36
Weighted average common shares outstanding used in computing earnings/(loss) per common share:				
Basic	47,687,214	48,546,253	47,790,307	48,584,534
Diluted	47,894,648	48,737,188	47,790,307	48,860,533

Note: Dollars in millions, except share and per share data. Columns may not add due to rounding.
(1) Earnings per share includes an adjustment for the redemption value of the NCI put option.

15

CONSOLIDATED BALANCE SHEET 16 Note: Dollars in millions. Columns may not add due to rounding. As of 6/30/2017 12/31/2016 ASSETS: Cash and cash equivalents 193.1$ 234.8$ Cash and securities held for customers 947.3 945.5 Receivables from brokers 80.7 61.1 Property and equipment - net of accumulated depreciation 39.7 36.5 Intangible assets, net 68.7 67.4 Goodwill 32.7 32.1 Other assets 53.8 52.8 Total assets 1,415.9$ 1,430.1$ LIABILITIES AND SHAREHOLDERS' EQUITY: Payables to customers 947.3$ 945.5$ Accrued compensation & benefits 8.9 13.6 Accrued expenses and other liabilities 36.5 41.5 Income tax payable 0.4 4.0 Convertible senior notes 127.3 124.8 Total liabilities 1,120.4$ 1,129.3$ Non-controlling interest 5.0$ 6.6$ Shareholders' Equity 290.5 294.2 Total liabilities and shareholders' equity 1,415.9$ 1,430.1$

LIQUIDITY 17 Note: Dollars in millions. Columns may not add due to rounding. (1) Reflects cash that would be received from brokers following the close-out of all open positions. (2) Relates to regulatory capital requirements or capital charges, depending upon regulatory jurisdiction. 6/30/2017 3/31/2017 12/31/2016 9/30/2016 6/30/2016 Cash and cash equivalents $193.1 $183.7 $234.8 $235.7 $89.4 Receivable from brokers (1) 80.7 75.9 61.1 52.3 218.1 Less: Payable to brokers - - - - (4.8) Less: Regulatory capital requirements/charges (2) (138.0) (124.6) (113.0) (117.0) (123.3) Liquidity $135.8 $134.9 $182.9 $171.0 $179.4 Regulatory Capital Requirements/Charges US $36.2 $36.1 $28.7 $29.4 $28.6 UK 97.2 83.0 78.9 79.9 89.2 Other jurisdictions 4.6 5.5 5.4 7.7 5.5 Total Regulatory Capital Requirements/Charges(2) $138.0 $124.6 $113.0 $117.0 $123.3 As of

ADJUSTED EBITDA & MARGIN RECONCILIATION 18 Note: Dollars in millions. Columns may not add due to rounding. (1) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenue. 3 Months Ended June 30, First Half 2017 2016 2017 2016 Net Revenue 98.1$ 108.3$ 157.6$ 223.8$ Net Income/(Loss) 13.9 10.8 (4.9) 19.2 Net Income/(Loss) Margin % 14% 10% (3%) 9% Net (Loss)/Income 13.9$ 10.8$ (4.9)$ 19.2$ Depreciation & amortization 4.3 3.6 8.4 6.7 Purchase intangible amortization 4.4 3.8 8.0 7.8 Interest expense on long term borrowings 2.7 2.6 5.4 5.2 Income tax (benefit)/expense 1.0 5.0 (3.9) 7.4 Restructuring - - - 0.8 Integration costs - 1.0 - 1.9 Legal settlement - - - 9.4 Net income attributable to non-controlling interest 0.2 0.7 0.2 1.1 Adjusted EBITDA 26.5$ 27.6$ 13.1$ 59.4$ Adjusted EBITDA Margin % (1) 27% 26% 8% 27%

ADJUSTED NET INCOME AND EPS RECONCILIATION 19 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) Assumes 21% tax rate following reduction in corporation tax rates in the UK from April 6 2017. 3 Months Ended June 30, First Half 2017 2016 2017 2016 Net Income/(Loss) $13.9 $10.8 ($4.9) $19.2 Income Tax Expense/(Benefit) 1.0 5.0 (3.9) 7.4 Non-controlling Interest 0.2 0.7 0.2 1.1 Pre-Tax Income/(Loss) $15.1 $16.6 ($8.5) $27.7 Plus: Adjustments - 1.1 - 12.1 Adjusted Pre-Tax Income/(Loss) $15.1 $17.7 ($8.5) $39.8 Normalized Income Tax(1) (3.2) (3.9) 1.8 (8.7) Non-controlling interest (0.2) (0.7) (0.2) (1.1) Adjusted Net Income/(Loss) $11.8 $13.1 ($6.8) $29.9 Adjusted Earnings/(Loss) per Common Share: Basic 0.25$ $0.27 ($0.14) $0.62 Diluted 0.25$ $0.27 ($0.14) $0.61 Weighted average common shares outstanding used in computing earnings/(loss) per common share: Basic 47,687,214 48,546,253 47,790,307 48,584,534 Diluted 47,894,648 48,737,188 47,790,307 48,860,533

EPS COMPUTATION 20 Note: Dollars in millions, except per share and share data. Columns may not add due to rounding. (1) The Company's redeemable non-controlling interests were less than its redemption value. The adjustment to increase carrying value reduces earnings available to the Company's shareholders. 3 Months Ended June 30, First Half 2017 2016 2017 2016 Net income/(loss) applicable to GAIN Capital Holdings Inc. 13.9$ 10.8$ (4.9)$ 19.2$ Adjustment(1) 0.9 (1.7) 1.0 (1.6) Net income/(loss) available to GAIN common shareholders 14.9$ 9.1$ (3.9)$ 17.6$ Earnings/(loss) per common share Basic $0.31 $0.19 ($0.08) $0.36 Diluted $0.31 $0.19 ($0.08) $0.36 Weighted average common shares outstanding used in computing earnings/(loss) per common share: Basic 47,687,214 48,546,253 47,790,307 48,584,534 Diluted 47,894,648 48,737,188 47,790,307 48,860,533

RECONCILIATION OF SEGMENT PROFIT TO INCOME BEFORE INCOME TAX EXPENSE 21 Note: Dollars in millions. Columns may not add due to rounding. 3 Months Ended June 30, First Half 2017 2016 2017 2016 Retail segment $30.9 $31.5 $20.0 $67.8 Institutional segment 1.2 1.4 2.5 2.9 Futures segment 0.6 1.8 0.9 2.7 Corporate and other (6.2) (7.1) (10.2) (14.0) Segment profit $26.5 $27.6 $13.1 $59.4 Depreciation and amortization $4.3 $3.6 $8.4 $6.7 Purchased intangible amortization 4.4 3.8 8.0 7.8 Restructuring expenses - - - 0.8 Integration expenses - 1.0 - 1.9 Legal settlement - - - 9.4 Operating profit/(loss) $17.8 $19.2 (3.2) 32.8 Interest expense on long term borrowings 2.7 2.6 5.4 5.2 Income/(loss) before income tax expense/(benefit) $15.1 $16.6 ($8.5) $27.7

OPERATING EXPENSES 22 Note: Dollars in millions. Columns may not add due to rounding. Q2 Q3 Q4 Q1 Q2 Total Op. Expenses 80.7$ 68.9$ 78.9$ 73.0$ 71.6$ Bad Debt and other variable 1.7 0.2 2.2 0.1 (0.1) Referral Fees 17.6 15.2 17.3 16.4 13.3 Marketing 6.8 5.3 10.2 9.3 7.5 Fixed Op. Expenses 54.6$ 48.2$ 49.1$ 47.2$ 50.8$ 2016 2017

RETAIL REVENUE PER MILLION 23 $72 $124 $122 $90 $100 $106 $106 $0 $20 $40 $60 $80 $100 $120 $140 $160 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 Q3 16 Q4 16 Q1 17 Q2 17 Quarterly Trailing 12 Months Trailing 12 Months - Pro Forma

OPERATING SEGMENT RESULTS: CORPORATE & OTHER 24 Note: Dollars in millions, except where noted otherwise. Columns may not add due to rounding. 3 Months Ended June 30, First Half 2017 2016 2017 2016 TTM 6/30/17 Revenue ($0.3) ($1.5) ($0.4) ($2.0) ($1.1) Employee Comp & Ben 4.0 3.1 6.5 6.6 13.0 Marketing - - 0.1 - 0.1 Other Operating Exp. 1.9 2.5 3.2 5.5 7.9 Loss ($6.2) ($7.1) ($10.2) ($14.0) ($22.2)

QUARTERLY OPERATING METRICS 25 Note: Volumes in billions; assets in millions. Definitions for all operating metrics are available on page 27. (1) GAIN has updated its historical active account disclosures to reflect a change in definition for certain accounts. Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Retail OTC Trading Volume $861.7 $710.9 $612.4 $637.0 $619.3 $646.4 OTC Average Daily Volume $13.5 $10.9 $9.3 $9.8 $9.5 $9.9 Active OTC Accounts (1) 132,452 135,369 129,921 126,528 136,829 134,120 Institutional ECN Volume $531.6 $526.9 $509.9 $612.2 $759.6 $715.7 CN Average Daily Volume $8.3 $8.1 $7.7 $9.4 $11.7 $11.0 Swap Dealer Volume $186.6 $186.2 $190.0 $216.6 $225.5 $141.5 Swap Dealer Average Daily Volume $2.9 $2.9 $2.9 $3.3 $3.5 $2.2 Futures Futures Contracts 2,334,308 2,223,501 1,912,174 1,834,393 2,060,631 1,655,166 Futures Average Daily Contracts 38,267 34,742 29,878 29,117 33,236 26,272 Active Futures Accounts 8,890 8,822 8,594 8,368 8,201 7,885 Three Months Ended,

JULY 2017 OPERATING METRICS 26 $10.1 $8.3 $9.4 $9.1 $11.7 $8.6 $9.5 $8.5 $10.4 $9.3 $9.5 $11.0 $9.7 $0.0 $2.0 $4.0 $6.0 $8.0 $10.0 $12.0 $14.0 OTC Average Daily Volume ($ bns) 135.5 132.4 129.9 128.4 128.4 126.5 124.9 131.2 136.8 135.9 135.1 134.1 132.4 - 20.0 40.0 60.0 80.0 100.0 120.0 140.0 160.0 Active OTC Accounts (000s) 29.6 28.3 31.9 28.3 32.9 26.2 32.2 31.0 36.0 28.7 24.0 26.5 23.6 0.0 5.0 10.0 15.0 20.0 25.0 30.0 35.0 40.0 Futures Average Daily Contracts (000s) $8.3 $6.5 $8.5 $8.7 $10.3 $9.2 $12.1 $11.1 $11.8 $11.5 $10.7 $10.8 $10.1 $0.0 $2.0 $4.0 $6.0 8 $10 $12 $14 ECN Average Daily Volume ($ bns) $2.4 $3.2 $3.1 $2.8 $4.0 $3.2 $4.4 $3.1 $2.9 $2.5 $2.6 $1.5 $2.7 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 Swap Dealer Average Daily Volume ($ bns) 8.7 8.6 8.6 8.5 8.5 8.4 8.3 8.2 8.2 8.1 8.0 7.9 8.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7. 8 9.0 10.0 Active Fut res Accounts (000s)

DEFINITION OF METRICS 27 • Active Accounts: Accounts who executed a transaction within the last 12 months • Trading Volume: Represents the U.S. dollar equivalent of notional amounts traded • Customer Assets: Represents amounts due to clients, including customer deposits and unrealized gains or losses arising from open positions

Q2 and First Half 2017 Results 28 August 2017